Exhibit 10.1

EXECUTION COPY

WAIVER AND AMENDMENT

WAIVER AND AMENDMENT dated as of July 9, 2003, by and among Oglebay Norton Company, an Ohio corporation (the “Company”) and the Noteholders signatories hereto. Capitalized terms not otherwise defined in this Waiver and Amendment have the same meanings as specified in the Note Purchase Agreement (as defined below), as hereby amended.

WITNESSETH:

WHEREAS, the Company and Noteholders are parties to the Senior Secured Note Purchase Agreement dated as of October 25, 2002 (as modified by the Letter Waiver dated as of January 6, 2003, the “Note Purchase Agreement”) pursuant to which the Noteholders hold the Senior Notes issued by the Company;

WHEREAS, the Company has advised the Noteholders that the Company may violate one or more of the financial covenants set forth in Article VIII of the Note Purchase Agreement (the “Financial Covenant Violations”) for periods of determination occurring prior to August 15, 2003;

WHEREAS, subject to the terms and conditions hereof, the Noteholders are willing to temporarily waive: (i) the Events of Default set forth in Section 9.1 of the Note Purchase Agreement and described on Schedule I hereto (the “Designated Events of Default”) which may occur by reason of the Financial Covenant Violations and (ii) the exercise of rights and remedies available to the Noteholders under the Note Purchase Agreement with respect to the Designated Events of Default;

WHEREAS, the parties also desire to amend certain provisions of the Note Purchase Agreement as set forth herein in accordance with Section 11.2 of the Note Purchase Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:

1. AGREEMENT TO WAIVE

Notwithstanding the occurrence or continuation of the Designated Events of Default, subject to satisfaction of the conditions precedent set forth in Section 4 hereof, the Noteholders hereby waive the Designated Events of Default from the date of occurrence thereof through and including August 15, 2003 and the Noteholders and the Collateral Agent will not exercise the rights and remedies available under the Note Purchase Agreement and the other Senior Notes Documents as a result of the occurrence of such Designated Events of Default until after August 15, 2003. Nothing contained in this Waiver and Amendment shall prejudice any rights or remedies the Noteholders or the Collateral Agent may have, or the right of the Noteholders or the Collateral Agent to exercise any such rights and remedies, prior to August 15, 2003 with respect to Events of Default (whether now existing or hereafter occurring and including any violation of the temporary financial covenants under Article VIII.B. as set forth herein) other than the Designated Events of Default. Moreover, nothing contained in this Waiver and Amendment shall prejudice any rights or remedies the Noteholders or the Collateral Agent may have, or the right of the Noteholders or the Collateral Agent to exercise any such rights and remedies, with respect to any Events of Default (including the Designated Events of Default) after August 15, 2003. The obligations of the Noteholders or the Collateral Agent shall be governed only by, and shall remain subject only to, the terms of the Note Purchase Agreement and the other Senior Notes Documents.

2. AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

2.1 Amendment to Section 6.4. Section 6.4 of the Note Purchase Agreement is hereby amended as follows: (w) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (b) of Section 6.4 shall be amended so that the financial statements with respect to such fiscal quarter shall be required to be released to the public and delivered to each Noteholder on August 1, 2003 and such financial statements with respect to such fiscal quarter (with any adjustments made to such financial statements) shall be disclosed in the Company’s 10Q and delivered to each Noteholder by August 15, 2003, (x) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (d) of Section 6.4 shall be amended so that the Company shall be required to deliver to each Noteholder on August 1, 2003 calculations of the financial covenants set forth in Article VIII.B. (rather than Article VIII) of the Note Purchase Agreement which calculations shall be based on the financial statements delivered to the Noteholders on August 1, 2003 and certified by the principal financial or accounting officer of the Company (subject to such adjustments as are made to the financial statements included in the 10Q filed for June 30, 2003), (y) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (d) of Section 6.4 shall be further amended so that the Company shall be required to deliver to each Noteholder on August 15, 2003 a Compliance Certificate and calculations of the financial covenants set forth in Article VIII.B. (rather than Article VIII) of the Note Purchase Agreement which calculations shall be based on the financial statements delivered to the Noteholders on August 15, 2003 and certified by the principal financial or accounting officer of the Company.

2.2 Temporary Financial Covenants. As of June 30, 2003 through and including August 15, 2003, the Note Purchase Agreement shall be amended to add Article VIII.B. to read as set forth below; provided, however, that the terms of Article VIII as in effect prior to this Waiver and Amendment shall become effective again immediately after Article VIII.B. ceases to be effective on August 15, 2003:

“ARTICLE VIII.B.—TEMPORARY FINANCIAL COVENANTS

The Company covenants and agrees that, so long as any Senior Note is outstanding the Company will observe the following covenants:

8.B.1. Total Leverage Ratio. The Company shall not suffer or permit at any time, based upon the financial statements most recently delivered pursuant to Section 6.4, the Total Leverage Ratio to exceed 8.75 to 1.00 on June 30, 2003 through and including August 15, 2003.

8.B.2. Syndicated Debt Ratio. The Company shall not suffer or permit at any time the ratio of Syndicated Debt to Consolidated Pro forma EBITDA to exceed 5.25 to 1.00 on June 30, 2003 through and including August 15, 2003, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

8.B.3. Interest Coverage. The Company shall not suffer or permit at any time the ratio of Consolidated Pro forma EBITDA to Consolidated Pro Forma Interest Expense (less non-cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro forma Interest Expense in accordance with GAAP) to be less than 1.15 to 1.00 on June 30, 2003 through and including August 15, 2003, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

8.B.4. Cash-Flow Coverage. The Company shall not suffer or permit at any time the ratio of Consolidated Pro forma Cash Flow to Consolidated Pro forma Fixed Charges (excluding from Pro Forma Fixed Charges for purposes of calculating compliance with this covenant, amounts scheduled to be paid in the current period with respect to the Revolving Loans and the Term Loans (each as defined in the Syndicated Credit Agreement)) to be less than 0.60 to 1.00 on June 30, 2003 through and including August 15, 2003, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

8.B.5 Net Worth. The Company shall not suffer or permit Consolidated Net Worth at any time, based upon the fiscal quarter ended June 30, 2003, as reflected in the financial statements delivered pursuant to Section 6.4, to fall below $87,678,000; provided, however, that (i) any non-cash impact to Consolidated Net Worth related to FAS 142 shall be excluded in calculating the Company’s compliance with this covenant and (ii) any potential non-cash impact associated with the extinguishment of Indebtedness (as a result of the issuance of the Senior Notes and the required repayment of a portion of the Senior Debt) as indicated pursuant to EITF 96.19/SFAS 140 shall likewise be excluded in calculating the Company’s compliance with this covenant.

2.3 Amendment to Section 9.1. Section 9.1(c) of the Note Purchase Agreement is hereby amended to add therein “or Article VIII.B.” immediately after the reference to “Article VIII”.

3. REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Noteholders as follows:

3.1 Authorization. This Waiver and Amendment has been duly and validly executed by an authorized executive officer of the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Waiver and Amendment, the Note Purchase Agreement and the other Senior Notes Documents to which the Company or any of its Subsidiaries is a party and the transactions contemplated hereby and thereby (a) are within the authority of such Person, (b) have been duly authorized by all necessary proceedings, (c) do not violate, conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (d) do not violate, conflict with, or result in the creation of any Lien on the properties or assets of the Company or any of its Subsidiaries under, any provision of the Organizational Documents of, or any material agreement or other material instrument (including, without limitation, any of the Syndicated Facility Documents, Subordinated Note Indenture or the Subordinated Notes) binding upon, the Company or any of its Subsidiaries.

3.2. Claims and Defenses. As of the date of this Waiver and Amendment, neither the Company nor any of its Subsidiaries has any defenses, claims, counterclaims or setoffs with respect to the Note Purchase Agreement, the Senior Notes Documents or any obligations thereunder or with respect to any actions of the Noteholders, the Collateral Agent or any of their respective officers, directors, partners, members, shareholders, employees, agents or attorneys, and the Company irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases the Noteholders, the Collateral Agent or any of their respective officers, directors, partners, members, shareholders, employees, agents or attorneys from the same.

3.3. Status of Senior Notes Documents. The Note Purchase Agreement, the Senior Notes and each of the other Senior Notes Documents, as specifically amended by this Waiver and Amendment and except to the extent of the waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do and shall continue to secure the payment of all obligations of the Company and the Guarantors under the Senior Notes Documents.

3.4. Nonwaiver. The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Noteholder under the Note Purchase Agreement or any other Senior Notes Document, nor constitute a waiver of any provision of the Note Purchase Agreement or any other of the Senior Notes Documents.

3.5. References to Note Purchase Agreement. On and after the effectiveness of this Waiver and Amendment, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in the Senior Notes and each of the other Senior Notes Documents and the other Transaction Documents to “the Note Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS

This Waiver and Amendment is subject to the provisions of Sections 11.2 and 11.4 of the Note Purchase Agreement and shall become effective as of the date first above written when, and only when each of the following conditions precedent shall have been fulfilled:

4.1 Waiver and Amendment. This Waiver and Amendment shall have been executed by the Company and the holders, voting together as a single class, of at least 50% in principal amount of all Senior Notes outstanding as of the date hereof.

4.2 Consent of Guarantors. The consent attached hereto shall have been executed by each Guarantor.

4.3 Waiver and Amendment Fee; Legal Expenses. The Noteholders shall have received a one time Waiver and Amendment Fee in an amount equal to $77,592. In addition, the Noteholders shall have received payment of all currently outstanding expenses of the Noteholders incurred in connection with outstanding fees and expenses of counsel to the Noteholders in connection with the matters contemplated hereby or undertaken to date in connection with the Note Purchase Agreement and the Senior Notes Documents.

The effectiveness of this Waiver and Amendment is further conditioned upon the accuracy in all material respects of the factual matters, taken as a whole, described herein.

5. MISCELLANEOUS

5.1 Governing Law. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

5.2 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.3 Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first above written.

COMPANY:	OGLEBAY NORTON COMPANY

By:
Name:
Title:

NOTEHOLDERS:	THE 1818 MEZZANINE FUND II, L.P.

	By:	BROWN BROTHERS HARRIMAN & CO.,
GENERAL PARTNER

By:
	Name:	Robert R. Gould
	Title:	Partner

SANKATY HIGH YIELD PARTNERS II, L.P.

By:
Name:	Stuart Davies
Title:	Senior Vice President

SANKATY HIGH YIELD PARTNERS III, L.P.

By:
Name:	Stuart Davies
Title:	Senior Vice President

BRANT POINT CBO 1999-1, LTD.

By:	SANKATY ADVISORS, LLC, as Collateral Manager

By:
Name:	Stuart Davies
Title:	Senior Vice President

GREAT POINT CBO 1998-1, LTD.

By:	SANKATY ADVISORS, LLC, as Collateral Manager

By:
Name:	Stuart Davies
Title:	Senior Vice President

GREAT POINT CLO 1999-1 LTD.

By:	SANKATY ADVISORS, LLC, as Collateral Manager

By:
Name:	Stuart Davies
Title:	Senior Vice President

RACE POINT CLO, LIMITED

By:	SANKATY ADVISORS, LLC, as Collateral Manager

By:
Name:	Stuart Davies
Title:	Senior Vice President

SANKATY CREDIT OPPORTUNITIES, L.P.

By:
Name:	Stuart Davies
Title:	Senior Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

COHANZICK HIGH YIELD PARTNERS, LP

By:

By:
Name:
Title:

COHANZICK CREDIT OPPORTUNITIES FUND, LTD.

By:

By:
Name:
Title:

GABRIEL CAPITAL GROUP

By:

By:
Name:
Title:

SILVER POINT CAPITAL FUND, LP

By:

By:
Name:
Title:

SILVER POINT CAPITAL OFFSHORE FUND, LTD.

By:

By:
Name:
Title:

LEGACY AGGRESSIVE HIGH YIELD FUND

By:

By:
Name:
Title:

THE ONE GROUP HIGH YIELD BOND FUND

By:

By:
Name:
Title:

PACHOLDER HIGH YIELD FUND, INC.

By:

By:
Name:
Title:

MORGAN STANLEY & CO. INCORPORATED

By:

By:
Name:
Title:

PACHOLDER 2000 OPPORTUNITY FUND LP

By:

By:
Name:
Title:

DELAWARE STREET CAPITAL FUND, LTD

By:

By:
Name:
Title:

CONSENT

Dated as of July      , 2003

Each of the undersigned as a Guarantor under the Note Purchase Agreement referred to in the foregoing Waiver and Amendment and a grantor, pledgor and mortgagor, as the case may be, under the Security Documents executed and delivered pursuant to the Note Purchase Agreement, in each case, in favor of the Collateral Agent, for its benefit and the benefit of the Noteholders parties to the Note Purchase Agreement referred to in the foregoing Waiver and Amendment, hereby consents and agrees to such Waiver and Amendment and hereby confirms and agrees that (a) the Note Purchase Agreement, as amended and otherwise modified by such Waiver and Amendment, and each Security Document to which such Guarantor is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) all of the collateral described in such Security Documents do, and shall continue to, secure the payment of all of the obligations provided therein.

[signature pages follow]

1

ONCO INVESTMENT COMPANY
OGLEBAY NORTON MANAGEMENT COMPANY
OGLEBAY NORTON INDUSTRIAL SANDS, INC.
OGLEBAY NORTON TERMINALS, INC.
OGLEBAY NORTON ENGINEERED MATERIALS, INC.
OGLEBAY NORTON MINERALS, INC.
OGLEBAY NORTON SPECIALTY MINERALS, INC.
ON MARINE SERVICES COMPANY
MICHIGAN LIMESTONE OPERATIONS, INC.
GLOBAL STONE CORPORATION
GLOBAL STONE TENN LUTTRELL COMPANY
GLOBAL STONE CHEMSTONE CORPORATION
GLOBAL STONE ST. CLAIR, INC.
GLOBAL STONE FILLER PRODUCTS, INC.
GLOBAL STONE JAMES RIVER, INC.
GS PC, INC.
ON COAST PETROLEUM COMPANY
ONCO WVA, INC.
ONTEX, INC.
SAGINAW MINING COMPANY
GLOBAL STONE MANAGEMENT COMPANY
ERIE SAND AND GRAVEL COMPANY
ERIE NAVIGATION COMPANY
ERIE SAND STEAMSHIP CO.
MOUNTFORT TERMINAL, LTD.
SERV-ALL CONCRETE, INC.
S&J TRUCKING, INC.

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

2

OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C.

By:	ON MARINE SERVICES COMPANY, its Member

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

3

GLOBAL STONE PENROC, LP

By:	GS PC, Inc., its General Partner

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

4

TEXAS MINING, LP

By:	ONTEX, Inc., its General Partner

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

5

OGLEBAY NORTON MARINE MANAGEMENT COMPANY, L.L.C.

By:	OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C., its Member

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

6

GLOBAL STONE PORTAGE, LLC

By:	ONCO INVESTMENT COMPANY, its Member

By:
Name:	Rochelle F. Walk
Title:	Vice President and Secretary

7

SCHEDULE I

Events of Default

The Events of Default under Sections 9.1(c) and 9.1(g) that will occur as a result of the Financial Covenant Violations.

8